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                                                                   EXHIBIT 10.44

                             INCO HOMES CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (the "AGREEMENT") is made as of December 23, 1996, by and among INCO HOMES CORPORATION, a Delaware corporation (the "COMPANY"), with its principal office located at 1282 W. Arrow Highway, Suite 200, P. O. Box 970, Upland, California 91786, and OVERLAND OPPORTUNITY FUND, LLC, a California limited liability company, with its principal office located at 147 East Olive Avenue, Monrovia, California 91016 (the "PURCHASER").


                                     1

                     Authorization and Sale of Common Stock
                     --------------------------------------

         1.1 Authorization. The Company has authorized the sale and issuance of up to 1,200,000 shares (the "SHARES") of its Common Stock, par value $.01 per share (the "COMMON STOCK") pursuant to this Agreement.

         1.2 Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company an aggregate of 1,200,000 Shares in three installments of 400,000 Shares each, closing on the dates and pursuant to the terms set forth in Section 2.1 below. In exchange for the specified Shares, the Purchaser shall deliver, as set forth in Section 2, below, to the Company a check or money order in an amount (the "PURCHASE PRICE") equal to the Share Price (defined below) times the number of Shares purchased by the Purchaser in each such installment.

         The Share Price shall be $.625 per share, which was determined in arms' length negotiations between the Company and the Purchaser.


                                       2

                    Closing Date; Escrow Holder; Deliveries
                    ---------------------------------------

         2.1 Closing Date. The closing of the issuance, purchase and sale of each of the three installments of 400,000 Shares (the closing of each installment referred to as a "CLOSING") shall be held at the offices of the Company at the address set forth above, the first such closing occurring on December 23, 1996, the second such closing occurring on January 10, 1997, and the third such closing occurring on January 31, 1997, or at such other times and place upon which the Company and the Purchaser shall agree. The date of the Closing of each installment is hereinafter referred to as a "CLOSING DATE".

         2.2     Deliveries.

                 (a) Company's Deliveries on or before Closing. On or before each Closing Date, the Company shall deliver to the Purchaser a certificate of good standing issued by the Secretary of State of Delaware issued within two (2) days prior to such Closing Date and reflecting the corporate and state tax good standing of the Company in the State of Delaware.

                 (b) Company's Deliveries at Closing. At each Closing, the Company will deliver to the Purchaser a certificate (individually, a "CERTIFICATE", and collectively, the "CERTIFICATES"), registered in the Purchaser's name, representing the number of Shares to be purchased in the installment to be closed on that date; provided, however, that the Certificate to be delivered at the closing of the first installment shall be delivered at the closing of the second installment, but Purchaser shall be deemed the holder of 400,000 Shares as of the Closing Date of the first installment, notwithstanding that no Certificate is delivered on that date.

                 (c) Purchaser's Deliveries at Closing. At each Closing, the Purchaser shall deliver to the Company the following items:


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                          (i)     a certificate signed by the Purchaser stating
that the Purchaser believes that it has received all of the information it considers necessary or appropriate for deciding whether to purchase the Shares, and further that Purchaser is aware of the Company's business affairs and financial condition, has had an opportunity to ask questions and receive responses to inquiries from representatives of the Company, and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares; and

                          (ii)     a check or money order in an amount equal to
the Purchase Price for the installment of Shares to be purchased on that Closing Date.

         The deliveries required by this Section 2 shall be deemed a covenant and agreement of the Company and the Purchaser, respectively, for the purposes of Sections 6.2 and 7.2 hereof.

         2.3 Option To Purchase Commercial Acreage. Provided that Purchaser purchases all of the Shares as set forth above on or before January 31, 1997, the Company will grant to the Purchaser an exclusive option to purchase approximately 71 acres of commercial real estate located in Eagle Ranch in Victorville, California, such option to be substantially in the form attached hereto as Exhibit A.


                                       3

                                 Due Diligence
                                 -------------

         3.1     Deliveries by Company.

                 (a) Concurrently with the execution of this Agreement, the Company shall provide to the Purchaser each of the following items:

                          (i)    certified true copies of the Certificate of
Incorporation (as amended) and the Bylaws (as amended) of the Company;

                          (ii)   a resolution of the board of directors of the
Company approving this Agreement, the issuance of the Shares on the terms of this Agreement and authorizing a person or persons to execute this Agreement on behalf of the Company and to issue and affix the corporate seal of the Company on the Certificates;

                          (iii)  copies of all documents that the Company was
required to file with the Securities and Exchange Commission (the "SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), during the twelve (12) months preceding the date of this Agreement, including without limitation all 8-K filings of the Company during such period and the 10-K filings for the year ended December 31, 1995; and

                          (iv)   copies of all statements and/or circulars
dispatched to the shareholders or to any class of creditors of the Company within the twelve (12) month period preceding the first Closing Date.

                 (b) Within three (3) days after receipt of a written request from Purchaser for the instruments or other documents evidencing any of the items disclosed in this Agreement, including Exhibit C hereto, the Company shall deliver such items to the requesting party.

         3.2 Due Diligence Review. In the event that the Purchaser disapproves any of the items set forth in Section 3.1 or disclosed in Section 4 or on Exhibit C hereto, the Purchaser shall have the right, upon delivery of written





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notice thereof to the Company, to immediately cancel this Agreement.  In the event of such cancellation and upon receipt of a written statement detailing the fees and expenses incurred by the Company in connection with this Agreement, the Purchaser shall pay to the Company its reasonable fees and expenses incurred in connection with this Agreement.


                                       4

                 Representations and Warranties of the Company
                 ---------------------------------------------

         The Company represents and warrants to the Purchaser as of each Closing Date as set forth below in this Section 4 (the "COMPANY WARRANTIES"). At all times prior to the Closing, the Company shall notify the Purchaser immediately upon its becoming aware of any event which may cause any of the Company Warranties set forth in this Section 4 to be incorrect, incomplete, misleading or breached in any material respect or which may have any adverse affect on the assets or liabilities of the Company.

         4.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state.

         4.2 Corporate Power; Authorization. The Company has all requisite legal and corporate power and has taken all necessary corporate action to execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

         4.3 Non-Contravention. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof, and the issuance, sale and delivery of the Shares by the Company to the Purchaser will not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject. There is not any agreement or arrangement between the Company and any third party which will, by virtue of the transactions envisioned by this Agreement or other performance of the terms of this Agreement, result in any such third party being relieved of any obligation or becoming entitled to exercise any right of termination or any right of preemption or other option thereunder.

         4.4 Issuance and Delivery of the Shares. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares are not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

         4.5 SEC Documents: Financial Statements. Each report or proxy statement delivered to the Purchaser is a true and complete copy of such document as filed by the Company with the SEC. The Company has filed in a timely manner all documents that the Company is required to file with the SEC under Sections 13, 14(a) and 15(d) of the Exchange Act, during the twelve (12) months preceding the date of this Agreement. Except as disclosed on Exhibit C attached hereto, as of their respective filing dates, all documents filed by the Company with the SEC (the "SEC DOCUMENTS") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "SECURITIES ACT"), as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not





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misleading.  The financial statements of the Company included in the SEC
Documents (the "SEC FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements of the Exchange Act and the Securities Act and with the published rules and regulations of the SEC with respect thereto. The SEC Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

         4.6 Governmental Consents. All necessary consents, authorizations and approvals of, and all necessary registrations and filings with, any governmental or regulatory agency or body required in connection with the issuance, sale and delivery of the Shares by the Company to the Purchaser have been obtained or made or will be obtained or made prior to each Closing or within such time period following each Closing as is required by such governmental or regulatory agency or body. The issue of the Shares will not infringe and will not be contrary to any applicable laws or regulations (including but not limited to any and all applicable securities laws and regulations) of any governmental or regulatory agency or body. Without limiting the foregoing, compliance with the securities and blue sky laws in the states in which the Shares are offered and/or sold will be effected in accordance with such laws, and the filing of the Nasdaq National Market Notification Form with the Nasdaq National Market and Form 10-C with the SEC, if required, will be effected in accordance with federal laws and regulations.

         4.7 No Litigation, Arbitration or Administrative Proceedings. The Company is not involved in, nor is aware of any facts which might give rise to, litigation, arbitration or administrative proceedings relating to claims or amounts which are material in the context of the issue of the Shares or material to the nature of the business of the Company. There are no unfulfilled or unsatisfied judgments or court orders against the Company, and the Company has not committed any criminal act or breach of contract or statutory duty or any tortious or other unlawful, ultra vires or unauthorized act the effect of which would or may materially adversely affect the nature of the business of the Company or the issuance of the Shares.

         4.8 Articles of Incorporation and Bylaws. There have been no amendments to the Certificate of Incorporation of the Company or the Bylaws of the Company except as reflected in such documents delivered to the Purchaser pursuant to Section 3.1(a)(i) hereof, and such documents fully set out all rights and restrictions attaching to each class of the share capital of the Company. The stock transfer register of the Company and other statutory books of the Company have been properly kept and contain a true, accurate and complete record of the matters which are required by Delaware law to be dealt with therein, and no notice or allegation that any of the same is incorrect or should be rectified has been received.

         4.9 Authorized Capital Stock. The authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, par value $.01 per share, of which, as of the date of this Agreement, 8,622,573 shares were outstanding and (ii) 1,000,000 shares of Preferred Stock, per value $.01 per share, of which as of the date of this Agreement, no shares were outstanding.

         4.10 No Material Change in Financial Condition. Since September 30, 1996, to the date of this Agreement:

                 (a) the Company has not entered into any contracts or commitments binding upon it outside the ordinary course of business;

                 (b) there has not been any acquisition or disposal by the Company of material fixed or capital assets or any agreement to effect the same;



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                 (c)      there has not been any creation of liabilities by
the Company (other than expenses incurred in connection with this Agreement or as set forth in the SEC Financial Statements or liabilities incurred in the ordinary course of business);

                 (d) there has not been any capitalization of reserves or creation or issue of any equity shares or loan capital by the Company;

                 (e) no resolution of the Company's board of directors or shareholders has been passed, except as set forth in the corporate minute book;

                 (f) the Company has not created any mortgage or charge on the whole or any part of its assets except in the ordinary course of business;

                 (g) the Company has not declared, made or paid any dividends or made any other distribution of capital, and no loans or loans or loan capital has been repaid in whole or in part except in the ordinary course of business;

                 (h) the Company has not borrowed or increased any secured liability except in the ordinary course of business;

                 (i) no business material to the Company has been carried on by the Company, except with respect to the development, construction, marketing and sale of residential homes;

                 (j) no event has occurred which gives rise to a tax liability to the Company on deemed (as opposed to actual) income or profits or which results in the Company becoming liable to pay or bear a tax liability directly or primarily chargeable against or attributable to another person, firm or company;

                 (k) there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the SEC Financial Statements or in any SEC Document except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse; and

                 (l) the Company does not have any material assets or liabilities other than as set forth on the SEC Financial Statements as of the dates thereof.

         4.11 No Defaults. The Company is not in default in any material respect under any material agreement to which it is a party or by which it is bound, and to the Company's actual knowledge, (i) no party with whom the Company has entered into any agreement or arrangement is in default in any material respect thereunder and (ii) there are no circumstances likely to give rise to such a default.

         4.12 No Unusual Commitments. Except as set forth in the SEC Financial Statements or on Exhibit C hereto, the Company is not a party to, nor has any liability (present or future) under, any long-term, unusual, non-routine, onerous or material contract or commitment involving obligations or expenditures of an unusual or exceptional nature or magnitude or any contract which cannot readily be fulfilled or performed by it on time and without undue or unusual expenditure of money or effort, nor is the Company party to, nor does it have any liability (present or future) under, any loan agreement, debenture, guarantee, indemnity or letter of credit or leasing, hiring, hire purchase, credit sale or conditional sale agreement, nor has it entered into any contract or commitment involving, or likely to involve, obligations or expenditure of an unusual or exceptional nature or magnitude.

         4.13 No Options, Pledges, Liens. Except for rights granted under or to be granted under the Company's 1992 Stock Option/Stock Issuance Plan, there is no option, right to acquire, mortgage, charge, pledge, lien or other





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form of security or encumbrance on, over or affecting any of the Shares or any part of the unissued share capital of the Company and there is no agreement or commitment to give or create any of the foregoing, no claim has been made by any person to be entitled to any of the foregoing which has not been waived in its entirety or satisfied in full, and there is no agreement or commitment outstanding which calls for the allotment or issue of or accords to any person the right to call for the allotment or issue of any equity shares or debentures in the Company.

         4.14 Governmental Compliance with Respect to Business. The Company and the directors and officers of the Company (in their capacity as such) have complied with all legal requirements in relation to any transactions to which the Company has been a party, and have obtained all licenses, permissions, authorizations, consents and exceptions required for the carrying on of its business, and such licenses, permissions, authorizations, consents and exceptions are in full force and effect in each case, except as would not have a material adverse effect on the Company and its subsidiaries taken as a whole. There are no circumstances which indicate that any of such licenses, permissions, authorizations, consents or exceptions may be revoked or not renewed, in whole or in part except as would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

         4.15 Corporate Affairs. The Company has conducted its corporate affairs in all respects in accordance with its Certificate of Incorporation and Bylaws from time to time in force, with the applicable Delaware corporate statutes and, to the Company's actual knowledge, with all other applicable laws and regulations of any jurisdiction, and to the Company's actual knowledge, there is no violation of, or default with respect to, any ordinance, statute, regulation, order, decree or judgment of any court or any governmental agency of Delaware or any other jurisdiction which could reasonably have a material adverse effect upon the assets or business of the Company.

         4.16    No Capital Commitment.   The Company has no capital commitment
and is not engaged in, nor contemplating the engagement in, any activity outside of the ordinary course of business requiring the expenditure of capital.

         4.17 No Factoring of Debts. The Company has not factored any of its debts or engaged in financing outside of the ordinary course of business.

         4.18 Insurance. The Company maintains those policies of insurance in the amounts listed on Exhibit D hereto.

         4.19 Taxation. The Company has complied with all other relevant legal requirements relating to registration, notification, the filing of returns and payment in connection with any form of taxation, charge, duty, levy, impost, withholding, deduction or liability imposed to collect public or local revenue by any local, state, federal and other governmental entity ("TAXATION"). The Company has not incurred any Taxation other than in the ordinary course of business. None of the returns which ought to have been made by or in respect of the Company for any Taxation purposes are the subject of any dispute with any Taxation or other relevant authority and there are no present circumstances which are likely to give rise to any such dispute and provision has been made in the SEC Financial Statements for all amounts which were or would have been shown by any such return to be payable by the Company.

         4.20 No Compensation for Loss of Office. The Company has not since its incorporation paid compensation for loss of office or made or agreed to make any payment to any of its present or former directors, officers or employees other than payments in consideration for actual services provided by such persons to the Company, other than payments made to Betty J. Simpson pursuant to a Settlement Agreement dated March 9, 1995 between the Company and Ms. Simpson.

         4.21 Employment, Service and Consulting Agreements. Except with respect to indemnity agreements entered into with the directors and certain officers of the Company (past and present) and except with respect to indemnification and limitations on liability under the Company's Certificate of Incorporation or Bylaws or under Delaware law, there is not now outstanding any contract of employment or service or consulting agreement between the





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Company and any of its respective directors, officers, employees, agents, advisers or consultants or any material liability on the part of the Company to any person who is or has been a director, officer, employee, agent, adviser or consultant of or to the Company and no former director, officer, employee or agent of the Company has any claim or has asserted any claim against the Company for compensation for loss of office or arising out of the termination of his office or employment.

         4.22 No Profit Sharing Plan or Share Option Plan. Other than the Company's 1992 Stock Option/Stock Issuance Plan, the Company is not a party to any profit sharing plan, share option plan, share incentive plan, or any other plan under which any director, officer, employee or agent of the Company is entitled to participate in the profits of the Company or has any rights in respect of any shares or stock of the Company. The Company is not a party to any pension or retirement plan, or any other plan under which any director, officer, employee or agent of the Company is entitled to receive retirement or pension benefits of any nature whatsoever. There are no beneficial loans or other benefits in kind enjoyed by any director, officer, employee or agent of the Company.

         4.23 Receivers; Insolvency. No receiver has been appointed of the whole or any part of the assets or undertaking of the Company, no petition has been presented, no order has been made, and no resolution has been passed for the winding-up or dissolution of the Company.

         4.24 No Powers of Attorney. The Company has not given any power of attorney or any other authority (express, implied or ostensible) which is still outstanding or effective to any person to enter into any contract or commitment or do anything on its behalf other than any authority of officers or employees to enter into contracts and/or security documents in the normal course of business.

         4.25 Agreements Affecting Assets. There is no sale or purchase option or similar agreement or arrangement affecting any assets owned or used by the Company or by which the Company is bound except in the normal course of business, there is no joint venture, consortium, partnership or profit sharing agreement or arrangement of which the Company is a party other than such arrangements entered into by the Company in the ordinary course of the Company's business of developing, constructing, marketing and selling residential homes, and there is no agreement (whether by way of guarantee, indemnity, warranty, representation or otherwise) under which the Company is under any actual or contingent liability in respect of (a) any disposal by the Company of its assets (other than in the normal course of business) or disposal by the Company of its business or any part thereof or (b) the obligations of any other person. Other than loan documents, there is no contract which restricts the freedom of the Company to carry on its business in the normal course of conduct.


                                       5

           Representations, Warranties and Covenants of the Purchaser
           ----------------------------------------------------------

         Purchaser hereby represents and warrants to the Company (the "PURCHASER WARRANTIES"), effective as of each Closing Date, as follows:

         5.1 Authorization. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares to be purchased by it and to carry out and perform all of its obligations under this Agreement; and
(ii) this Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

         5.2 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser has such business and financial experience as is required to give it the capacity to protect its





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own interests in connection with the purchase of the Shares.  Purchaser has previously invested in securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Common Stock. Purchaser represents that it is an entity in which all of the equity owners are accredited investors and which has not been organized for the purpose of acquiring the Shares. Purchaser also represents that Purchaser has relied on Purchaser's own independent judgment as to whether to enter into this Agreement or purchase the Shares and has not relied upon the advice or the use of a broker, dealer or finder in connection therewith.

         5.3 Disclosure of Information. Purchaser understands that the future price of the Shares after each Closing will be based on market conditions and other factors. Neither the Company, nor officers or directors of the Company, have made any representations to Purchaser regarding the price at which shares of Common Stock of the Company will trade in the future or whether there will continue to be a market for the Common Stock.

         5.4 Investment Intent. Purchaser is purchasing the Shares for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act until such time as the Shares, as the case may be, shall have been registered under the Securities Act and applicable state securities law. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the SEC Documents, the Company Warranties, and such other documents as are provided by the Company to Purchaser pursuant to this Agreement. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

         5.5 Registration or Exemption Requirements. Purchaser understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they were initially acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with SEC Rule 144 as presently in effect, and Purchaser understands the resale limitations imposed thereby and by the Securities Act. Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

         5.6 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

         5.7 Legends. It is understood that the certificates evidencing the Shares, when issued in the name of Purchaser, may bear the following legend, or a legend substantially similar to such legend:

                 "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."





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                                       6

                 Conditions to the Obligation of the Purchaser
                 ---------------------------------------------

         The Purchaser's obligation to purchase the Shares is, at the option of Purchaser, subject to the fulfillment or waiver of the following conditions:

         6.1 Representations and Warranties. The Company Warranties shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing Date with the same force and effect as if they had been made on and as of such date.

         6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to each Closing Date shall have been performed or complied with in all material respects.

         6.3 Exemption from Federal and State Securities Laws. The offer and sale of the Shares shall be exempt from qualification or registration under all state and federal securities laws.

         6.4 Approval of Due Diligence Items. All of the documents and evidence referred to in Sections 2.2(a), 3.1(a), 3.1(b) and 6.5 shall be in form and substance reasonably satisfactory to the Purchaser.

         6.5 Registration Rights Agreement. Concurrently with the execution of this Agreement, the Company shall execute and deliver to the Purchaser a registration rights agreement, which registration rights agreement shall be substantially in the form attached hereto as Exhibit B.


                                       7

                    Conditions to the Obligations of Company
                    ----------------------------------------

         The Company's obligation to sell and issue the Shares is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

         7.1 Representations and Warranties. The Purchaser Warranties shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing Date with the same force and effect as if they had been made on and as of such date.

         7.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to each Closing Date shall have been performed or complied with in all material respects.

         7.3 Exemption from Federal and State Securities Laws. The offer and sale of the Shares shall be exempt from qualification or registration under all state and federal securities laws.

                   Restrictions on Transferability of Shares:
                         Compliance with Securities Act
                         ------------------------------

         8.1 No Transfer in Absence of Registration or Exemption. The Shares shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Purchaser hereby covenants with the Company not to make any sale of the Shares except either (i) in accordance with the filing of a registration statement under the Securities Act, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, or
(ii) in accordance with SEC Rule 144, in which case Purchaser covenants to comply with SEC Rule 144. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Shares in order to enforce the foregoing restrictions.


                                       9

                                 Miscellaneous
                                 -------------

         9.1 Independent Counsel. Each of the parties to this Agreement admits, acknowledges and represents to each of the other parties to this Agreement that he or she has had the opportunity to consult with and be represented by independent counsel of such party's choice in connection with the negotiation, execution and amendment of this agreement. Each of such parties further admits, acknowledges and represents to each of the other parties to this Agreement that, except for the Warranties set forth in this agreement, none of them rely or have relied on any representation or statement made by any other party or by any of the attorneys or representatives of any other party with regard to the subject matter, basis or effect of this Agreement.

         9.2 Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and the Purchaser.

         9.3 Broker's Fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers, dealers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

         9.4 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Delaware without any regard to conflicts of laws principles.

         9.5 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchaser and the Closing.

         9.6 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, the Purchaser shall not assign this Agreement or any rights hereunder without the prior written consent of the Company, which consent shall not be unreasonably withheld.

         9.7 Entire Agreement. This Agreement, together with (i) the Confidentiality Agreement dated as of February 5, 1996, by and between the Company and the Purchaser, and (ii) the Registration Rights Agreement of even date herewith, by and between the Company and the Purchaser, constitute the full and entire understanding and agreement between the parties with regard to the subjects thereof. This Agreement, together with such Confidentiality Agreement and Registration Rights Agreement, shall supersede all prior agreements, contracts, letters of intent, and any other undertakings entered into by and between the Purchaser and/or the Company relating to the subject matter hereof.

         9.8 Notices, etc. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company (Attention: President) or the Purchaser, at their respective addresses set forth at the beginning of this Agreement or at such other address as the Company or the Purchaser shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United State mail.

         9.9 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         9.11 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9.12 Expenses. Except as otherwise provided in Section 3.3, above, the Company and the Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.

         9.13 Currency. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.

         The foregoing agreement is hereby executed as of the date first above written.


"COMPANY"

INCO HOMES CORPORATION,
a Delaware corporation

By:
       ---------------------------
Title:
       ---------------------------
Name:
       ---------------------------


"PURCHASER"

OVERLAND OPPORTUNITY FUND, LLC,
a California limited liability company

By:
       ---------------------------
Title:
       ---------------------------
Name:
       ---------------------------



                                      D-11